SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                                         Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HYTEK MICROSYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

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1

HYTEK MICROSYSTEMS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

MAY 30, 2003

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Hytek Microsystems, Inc. (the “Company”), a California corporation, will be held on Friday, May 30, 2003 at 1:30 p.m., local time, at the Airport Plaza Hotel, 1981 Terminal Way, Reno, Nevada (telephone number (775) 348-6370), for the following purposes:

1.	To elect six (6) directors to serve for the ensuing year and until their successors are elected.

2.	To ratify the appointment of Ernst & Young, LLP as independent auditors of the Company for the fiscal year ending January 3, 2004.

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only shareholders of record at the close of business on March 31, 2003 are entitled to notice of, and to vote at, the meeting and any adjournment thereof.

All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to vote, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she returned a Proxy.

By Order of the Board of Directors

/s/ SALLY B. CHAPMAN
SALLY B. CHAPMAN, Secretary

Carson City, Nevada

April 8, 2003

1

HYTEK MICROSYSTEMS, INC.

400 Hot Springs Road

Carson City, Nevada 89706

PROXY STATEMENT

PROCEDURAL MATTERS

Annual Meeting

The enclosed Proxy is solicited on behalf of Hytek Microsystems, Inc. (the “Company” or “Hytek”) for use at the Annual Meeting of Shareholders to be held Friday, May 30, 2003 at 1:30 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Airport Plaza Hotel, 1981 Terminal Way, Reno, Nevada.

The Company’s principal executive offices are located at 400 Hot Springs Road, Carson City, Nevada 89706. Hytek’s telephone number at that address is (775) 883-0820.

These proxy solicitation materials and the Company’s 2002 Annual Report to Shareholders (consisting of a letter from the President and the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 28, 2002, without exhibits) were mailed on or about April 16, 2003 to all shareholders entitled to vote at the meeting.

Record Date; Outstanding Shares

Shareholders of record at the close of business on March 31, 2003 (the “Record Date”) are entitled to notice of and to vote at the meeting. At the Record Date, 3,256,008 shares of the Company’s Common Stock, no par value, were issued and outstanding. The closing price of the Company’s Common Stock on the Nasdaq Small Cap Market on the Record Date was $0.68.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company at the Company’s principal executive offices a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Quorum; Abstentions; Broker Non-Votes

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted “FOR”, “AGAINST” or “WITHHELD FROM” a matter are treated as being present at the meeting for the purposes of establishing a quorum and are also treated as shares “represented and voting” at the Annual Meeting with respect to such matter (the “Votes Cast”).

The Company believes that abstentions should be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but should not be counted as Votes Cast with respect to a proposal as to which the shareholder has expressly abstained from voting.

Similarly, broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but will not be counted for the purpose of determining the number of Votes Cast with respect to the proposal on which the broker has expressly not voted. Thus, abstentions and broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast.

Voting and Nominations for Director

Every shareholder voting in the election of directors may cumulate such shareholder’s votes and give one candidate a number of votes equal to the number of directors to be elected (6) multiplied by the number of votes to which the shareholder’s shares are entitled, or distribute such shareholder’s votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than the number of directors to be elected. However, no shareholder shall be entitled to cumulate votes for a candidate unless such candidate’s name has been properly placed in nomination prior to the voting and in accordance with the procedures set forth in the bylaws, which are described below. Furthermore, no shareholder shall be entitled to cumulate votes unless the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder’s votes.

On all other matters, each share has one vote.

Under the bylaws of the Company, nominations for the election of directors may be made by any shareholder entitled to vote in the election of directors, but only if written notice of such shareholder’s intent to make such nominations has been received by the Company at its principal executive office not less than 20 days nor more than 60 days prior to the meeting at which directors are to be elected; provided, however, that in the event that less than 30 days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such shareholder’s notice shall set forth: (a) with respect to each proposed nominee, the name, age, business and residence address, principal occupation or employment, class and number of shares of stock of the Company owned and any other information that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A of the Securities Exchange Act of 1934; and (b) with respect to the shareholder giving the notice, the name, address and class and number of shares of the Company that are beneficially owned by such shareholder. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

Solicitation of Proxies

The cost of soliciting proxies will be borne by the Company. The Company will, in accordance with applicable regulations, reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or electronic mail.

Deadline for Receipt of Shareholder Proposals

Proposals of shareholders that are intended to be presented at next year’s Annual Meeting of Shareholders of the Company and that the shareholder desires to have included in the Company’s proxy materials for that meeting must be received at the principal executive offices of the Company no later than December 18, 2003 (120 calendar days prior to the anniversary of the mailing date of this proxy statement) in order to be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting.

If a shareholder wishes to present a proposal at the Company’s annual meeting in the year 2004 and the proposal is not intended to be included in the Company’s proxy statement relating to that meeting, the shareholder must give advance notice to the Company prior to the deadline computed in accordance with the Company’s bylaws (the “Bylaw Deadline”) for such meeting, as described below under “Other Matters”. If a shareholder gives notice of such a proposal after the Bylaw Deadline, the shareholder will not be permitted to present the proposal to the shareholders for a vote at the meeting.

SEC rules also establish a deadline for submission of shareholder proposals that are not intended to be included in the Company’s proxy statement with respect to discretionary voting of proxies (the “Discretionary Vote Deadline”). The Discretionary Vote Deadline for the year 2004 annual meeting is March 2, 2004 (45 calendar days prior to the anniversary of the mailing date of this proxy statement). If a shareholder gives notice of such a proposal after the Discretionary Vote Deadline, the Company’s proxy holders will be allowed to use their discretionary voting authority to vote against the shareholder proposal when and if the proposal is raised at the Company’s year 2004 annual meeting. Because the Bylaw Deadline is not capable of being determined until the Company publicly announces the date for its next annual meeting, it is possible that the Bylaw Deadline may occur after the Discretionary Vote Deadline. In such a case, a proposal received after the Discretionary Vote Deadline but before the Bylaw Deadline would be eligible to be presented at next year’s annual meeting and the Company believes that its proxy holders would be allowed to use the discretionary authority granted by the proxy card to vote against the proposal at the meeting without including any disclosure of the proposal in the proxy statement relating to such meeting.

The Company has not been notified by any shareholder of his or her intent to present a shareholder proposal from the floor at this year’s Annual Meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the Annual Meeting, including any shareholder proposals received between the date of this proxy statement and the Bylaw Deadline for this year’s Annual Meeting, which is April 26, 2003.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees for Director

A Board of six directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s six nominees named below, all of whom are currently directors of the Company. In the event that any Company nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner, in accordance with cumulative voting, as will ensure the election of as many of the nominees listed below as possible. In such event, the specific nominees for whom such votes will be cumulated will be determined by the proxy holders. It is not expected that any nominee will be unable or will decline to serve as a director.

The following table sets forth certain information as of the Record Date with respect to each director:

Name	Director since	Age
Dr. Theodore E. Batchman	2001	63
Robert Boschert	1990	66
Charles S. Byrne	1994	58
John F. Cole	2003	64
Dr. Allen B. Gates	2002	63
Edward Y. Tang	1990	62

Dr. Ted E. Batchman joined the Board of Directors in February 2001. Dr. Batchman has been the Dean of the College of Engineering at the University of Nevada, Reno for over five years. Dr. Batchman has a broad background in optical communication and signal processing devices and fiber optic sensors and devices.

Mr. Boschert, who was the founder of Boschert, Inc., a developer and manufacturer of low-cost volume usage switch mode power supplies, retired from the Board of Directors of that company in 1984 and has traveled extensively since then. From June 1986 until June 1988, Mr. Boschert served as an independent consultant to Unison Technology, a manufacturer of uninterrupted power supplies. Mr. Boschert served as Acting President of the Company from December 2002 to March 2003 and was appointed Chairman of the Board in March 2003.

Mr. Byrne served as Chief Executive Officer from September 1994 to March 2003. He has served as a Director of the Company since September 1994. Mr. Byrne also served as Chairman of the Board of Directors from February 2001 to March 2003, and as President from September

1994 to February 2001 and from March 2002 to December 2002. He also served as Chief Financial Officer and Secretary of the Company from October 1990 until July 1998.

Mr. Cole joined the Board of Directors in February 2003 and was appointed President and Chief Executive Officer in March 2003. Prior to joining the Company, Mr. Cole was an independent management consultant for the past four years. Mr. Cole served as President and Group Manager for Polyphaser Corporation, a manufacturer of microwave, power and DC products for communications markets, from 1996 to 1998. Mr. Cole is a senior executive with over 30 years experience in management, marketing and business development, technical matters and manufacturing operations in technology-based companies.

Dr. Gates joined the Board of Directors in June 2002. Dr. Gates has served on the faculty of the University of Nevada, Reno, College of Engineering as an adjunct faculty member since September 2002. Dr. Gates holds BSME and MSME degrees from the University of Nevada, Reno, M. S. in Management from MIT, Cambridge, MA (Sloan Fellow) and a Ph.D in Systems Engineering from Case-Western Reserve University. Prior to joining the University of Nevada, Dr. Gates served as President of Gradient Technology, a chemical solutions provider, from 2000 to September 2002, and as a partner in Dannemiller Tyson Associates, an organizational consulting firm, from 1995 to 2000. His background includes senior management and Vice president positions with Ford Aerospace, Computing Devices International and General Dynamics Information Systems. He served as President of Kaiser Electronics from 1992 to 1995.

Mr. Tang is a founder of Answer Software Company, a developer of database products and applications for computers that was founded in 1982, and has served as its President and Chief Executive Officer and as a director since its formation.

All directors will hold office until the next annual meeting of shareholders of the Company (or until the effectiveness of their resignation or removal from the Board of Directors) and until their successors have been elected and qualified. There are no family relationships among the directors and officers of the Company.

Vote Required

The six nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law.

Recommendation

The Board of Directors recommends that the shareholders vote “FOR” each of the proposed nominees for director.

Security Ownership

The following table sets forth certain information, as of the Record Date, with respect to ownership of the Company’s Common Stock by each director, by each executive officer named in the Summary Compensation Table on page 9 of this proxy statement, by all current directors and executive officers of the Company as a group, and by each person known to the Company to be the beneficial owner of more than five percent (5%) of the Company’s outstanding Common Stock:

	Shares of Common Stock Beneficially Owned(1)
Name and Address of Beneficial Owner	Number of Shares		Percent of Total
Shou-Chen Yih	206,400		6.3%
930 Cumberland Court Foster City, California 94404
Charles S. Byrne Theodore E. Batchman Robert Boschert John F. Cole Allen B. Gates Edward Y. Tang All current executive officers and directors as a group (8 persons)	75,000 10,000 29,667 0 0 41,667 182,334	(2) (3) (4) (5) (6)	2.3 * * -— -— 1.3 5.6	% % %

*	Less than one percent

(1)	The persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them (subject to community property law, where applicable), except as otherwise noted in the footnotes to this table.

(2)	Includes 25,000 shares issuable upon exercise of options held by Mr. Byrne, which options are exercisable within 60 days of the Record Date.

(3)	Represents 10,000 shares issuable upon exercise of options held by Dr. Batchman, which options are exercisable within 60 days of the Record Date.

(4)	Includes 26,667 shares issuable upon exercise of options held by Mr. Boschert, which options are exercisable within 60 days of the Record Date.

(5)	Includes 26,667 shares issuable upon exercise of options held by Mr. Tang, which options are exercisable within 60 days of the Record Date.

(6)	Includes (i) 88,334 shares issuable upon exercise of options held by directors and (ii) 26,250 shares issuable upon exercise of options held by two non-director executive officers of the Company, all of which are exercisable within 60 days of the Record Date.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 (a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than 10% of the Company’s Common Stock, to file initial reports of ownership of the Company’s securities on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the “SEC”). Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16 (a) forms that they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the last fiscal year, all Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were met with the following exceptions: Director Gates filed a Form 3 late and filed a Form 4 reporting one transaction late; and each of Directors Boschert and Tang, and former Director Moose, reported one exempt transaction late on a Form 4.

Board Meetings and Committees

The Board of Directors of the Company held a total of four meetings during the fiscal year ended December 28, 2002 (the “Last Fiscal Year”). The Board of Directors has an Audit Committee and a Compensation Committee. There is no nominating committee or committee performing the functions of a nominating committee.

The Audit Committee has the sole responsibility to engage the Company’s independent public accountants and determine their compensation. The Audit Committee also reviews the scope of the audit, considers comments made by the independent public accountants with respect to accounting procedures and internal controls and the consideration given thereto by the Company, reviews internal accounting procedures and controls with the Company’s financial and accounting staff and reviews non-audit services provided by the Company’s independent public accountants. This Committee, currently consisting of Directors Batchman and Tang, held four meetings during the Last Fiscal Year to review year end and quarterly results with the Company’s independent accountants. Both members of the Audit Committee are “independent” under applicable Nasdaq rules.

The Compensation Committee reviews and approves the Company’s executive compensation and administers the Company’s stock option plans with respect to the Company’s officers and directors. This Committee, currently consisting of Messrs. Boschert and Gates (during fiscal 2002 Mr. Boschert and Mr. Moose) held two meetings during the Last Fiscal Year.

During the Last Fiscal Year, each director attended at least 75% of the aggregate of all meetings of the Board of Directors and the committees, if any, upon which such director served.

Executive Officers of the Company

The current executive officers of the Company are as follows:

Name	Position	Age

John F. Cole	President and Chief Executive Officer	64

Sally B. Chapman	Chief Financial Officer and Secretary	47

Scott G. Martin	Vice-president and General Manager	39

Ms. Chapman joined the in May 1998 as Controller. She was promoted to Chief Financial Officer and Secretary in July 1998. Ms. Chapman has 20 years experience as an accountant and chief financial officer in various industries and was previously employed as Accounting Manager for Hytek from June 1995 to June 1996. From 1997 until 1998, Ms. Chapman was Chief Financial Officer for Four Corners Paper, a paper manufacturing and distribution company.

Scott G. Martin joined the Company July 2001 as Director of Operations. In March 2003, Mr. Martin was promoted to Vice-President and General Manager of the Company. Mr. Martin has 15 years experience in engineering, quality and project management in both industrial and defense-related industries. Most recently, Mr. Martin was previously employed by Master Halco, Inc., a wire mill facility in Reno, Nevada, as General Manager from March 1997 to July 2001.

Executive Compensation

The following tables set forth certain information for the Last Fiscal Year as to the only executive officer of the Company whose compensation is reportable under current requirements of the Securities and Exchange Commission ( the “Named Executive Officer”):

SUMMARY COMPENSATION TABLE

		Annual Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)
Charles S. Byrne	2002	$91,351	$0
Former President and Chief Executive Officer(1)	2001	$114,967	$0
	2000	$123,674	$0

(1)	Mr. Byrne ceased serving as President in December 2002 and as Chief Executive Officer and Chairman of the Board in March 2003.

The Company did not grant any stock options, restricted stock or long-term incentive awards to Mr. Byrne during the last three fiscal years.

The following table sets forth information regarding option exercises during the last Fiscal Year and the value of all unexercised stock options held by the Named Executive Officer at the end of the Last Fiscal Year:

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR END OPTION VALUES

			Number of Securities Underlying Unexercised Options at FY-End (#)	Value of Unexercised In-the-Money Options at FY-End ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Charles S. Byrne	0	$0	25,000 / 0	$0 / 0

(1)	Represents an Employee Incentive Stock Option to purchase 25,000 shares of Common Stock at the exercise price of $5.00 per share (fair market value at the date of grant), of which 25,000 shares were exercisable at fiscal year-end. The closing price of the Common Stock on December 28, 2002 was $0.73 per share.

Severance Agreements

In July 2002, the Company entered into a termination agreement with Mr. Jon B. Presnell, who ceased serving as President and Chief Operating Officer in March 2002. Mr. Presnell remained employed by the Company in a non-executive capacity through July 2002. Under the terms of the termination agreement, Mr. Presnell resigned from his employment with the Company effective July 31, 2002 and the Company agreed to pay severance equal to one year’s salary under said agreement. All costs of these severance payments were expensed in fiscal 2002.

In March 2003, the Board of Directors approved a severance package for Mr. Charles S. Byrne, former Chief Executive Officer of the Company, in connection with his resignation from employment with the Company, to be effective April 25, 2003. The parties plan to execute an agreement on that date containing the agreed-upon terms. Pursuant to the agreement, Mr. Byrne will receive (i) a lump sum payment equal to the amount of his voluntary salary reduction in 2002 and 2003 (approximately $34,000), (ii) severance payments totaling one year’s salary ($120,000), payable on a bi-weekly basis over the next year, and (iii) payment for up to 12 months post-termination health insurance coverage under COBRA.

Directors’ Compensation

During the Last Fiscal Year, each director of the Company who was not an employee (six persons) received a fee of $1,000 per calendar quarter for service on the Board of Directors and attendance at all board meetings. Effective in March 2003, each non-employee director will receive a fee of $1,000 for each board meeting attended. It is currently anticipated that the Board will meet at least every other month, and will meet more frequently if deemed necessary. In addition to director’s fees, the non-employee directors receive grants of options under the director stock option plan described below.

Directors’ Option Plan

The Company’s 2001 Director Stock Option Plan (the “ Director Plan”) was adopted by the Board of Directors in February 2001 and approved by the shareholders in May 2001. A total of 30,000 shares of Common Stock were initially reserved for issuance thereunder. In May 2002, the shareholders approved the reservation of an additional 100,000 shares for this plan, bringing the authorized total shares to 130,000. All options granted under the Director Plan have an exercise price equal to the fair market value on the date of grant. The Director Plan provides for the grant of an option to purchase 15,000 shares upon an outside director’s initial appointment or election to the Board. This 15,000-share option has a term of 10 years and becomes exercisable as to 5,000 shares on each of the first three anniversaries of the date of grant. The plan also provides that each non-employee director of the Company who, on the last business day of each fiscal year, has been in continuous service as a director of the Company for a period of five years or more shall automatically be granted an option to purchase 5,000 shares on such date of each fiscal year. This 5,000-share option becomes exercisable with respect to approximately 1/12 of the shares each month following the date of grant.

During fiscal 2002, an option to purchase 5,000 shares at an exercise price of $0.73 per share was automatically granted under the Director Plan to each of directors Boschert and Tang and former director Moose. In addition, Director Gates received an initial option to purchase 15,000 shares at an exercise price of $2.05 per share upon joining the Board of Directors in June 2002

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has appointed Ernst & Young LLP as independent auditors to examine the financial statements of the Company for the year ending January 3, 2004. If the shareholders, by the affirmative vote of a majority of the Votes Cast at the Annual Meeting, do not ratify the appointment of Ernst & Young, the selection of independent auditors will be reconsidered by the Audit Committee, but the committee may decide to continue the engagement of Ernst & Young.

Ernst & Young (or its predecessor, Arthur Young & Company) has examined the financial statements of the Company for 1979 and subsequent years. It is anticipated that a representative of Ernst & Young will be present at the Annual Meeting with the opportunity to make a statement and to respond to appropriate questions.

Audit Fees

Audit fees billed to the Company by Ernst & Young LLP for services rendered relating to review of the Company’s annual financial statements for fiscal 2002 and those financial statements included in the Company’s quarterly reports on Form 10-QSB during fiscal 2002 were $67,250.

Financial Information Systems Design and Implementation Fees

The Company did not use any such services in fiscal 2002.

All Other Fees

All other fees billed to the Company by Ernst & Young LLP during fiscal year 2002 for all other non-audit services to the Company, including tax-related services, totaled $10,478. The Audit Committee considered whether the provision of non-audit services by Ernst & Young LLP is compatible with the accountants’ independence and determined that it was.

Recommendation

The Board of Directors recommends that the shareholders vote “FOR” the ratification of Ernst & Young.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Hytek Board of Directors (the “Committee”) was composed of two independent directors during fiscal 2002. The Committee operates under a written charter adopted by the Board of Directors in May 2000. The members of the Committee for fiscal year 2002 were Dr. Ted E. Batchman and Edward Y. Tang. All current members are “independent” within the meaning of the Nasdaq market rules. The Committee selects the Company’s independent accountants.

Management is responsible for the Company’s internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and expressing an opinion on the conformity of those audited financial statements to generally accepted accounting principles. The Committee’s responsibility is to monitor and oversee these processes.

Review with Management

The Committee has met and had discussions with management regarding the audited financial statements. Management has represented to the Committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles.

Review and Discussion with Independent Accountants

The Committee has discussed with Ernst & Young LLP, the Company’s independent accountants, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees). These discussions have included a review of both the quality and acceptability of the Company’s accounting principles and policies.

The Company’s independent accountants have provided the Committee with the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and the Committee discussed with the independent accountants the accountants’ independence from management and the Company. The Committee has also considered the compatibility of non-audit services with the accountants’ independence.

Conclusion

Based on the Committee’s discussion with management and the independent accountants, the Committee’s review of the representations of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-KSB for the year ended December 28, 2002 filed with the Securities and Exchange Commission.

Respectfully submitted,

Ted E. Batchman

Edward Y. Tang

OTHER MATTERS

The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

Under the Company’s bylaws, in order for a matter to be deemed properly presented at a shareholder meeting, notice must be delivered to, or mailed and received by, the Company not less than 60 days nor more than 90 days prior to the Annual Meeting. If, however, less than 50 days notice or prior public disclosure of the date of the Annual Meeting has been given, notice by the shareholder must be received by the Company not later than the close of business on the tenth day following the date on which notice of the Annual Meeting was mailed or publicly disclosed. The shareholder’s notice must set forth, as to each proposed matter, a brief description of the matter and reason for conducting such business at the meeting, the name and address of such shareholder proposing such business as they appear on the Company’s books, the number of shares beneficially owned by the shareholder, any material interest of the shareholder in such proposal, and any other information that would have been required pursuant to Regulation 14A promulgated under the Exchange Act if such shareholder had requested inclusion of such proposal in the Company’s proxy materials.

ANNUAL REPORT ON FORM 10-KSB

Hytek is a “small business issuer” within the meaning of Item 10 (a) (1) of Regulation S-B. Accordingly, the Company is complying with the executive compensation disclosure requirements applicable to small business issuers in this year’s proxy statement.

A copy of the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 28, 2002 (the “2002 Form 10-KSB”) and the President’s Letter to the Shareholders dated March 31, 2003, which together comprise the Company’s 2002 Annual Report to Shareholders, is being delivered herewith. Copies of the 2002 Form 10-KSB (without exhibits) may be obtained at no charge upon request to: Sally B. Chapman, Secretary, Hytek Microsystems, Inc., 400 Hot Springs Road, Carson City,

Nevada 89706.

By Order of the Board of Directors

/s/ SALLY B. CHAPMAN
SALLY B. CHAPMAN, Secretary

April 8, 2003

Carson City, Nevada

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

HYTEK MICROSYSTEMS, INC.

Proxy for Annual Meeting of Shareholders

The undersigned shareholder of Hytek Microsystems, Inc., a California corporation, hereby acknowledges receipt of the 2002 Annual Report to Shareholders and the Notice of Annual Meeting of Shareholders and Proxy Statement for the Annual Meeting of Shareholders of Hytek Microsystems, Inc. to be held on May 30, 2003, at 1:30 p.m., local time, at the Airport Plaza Hotel, located at 1981 Terminal Way, Reno, Nevada, and hereby appoints John F. Cole and Sally B. Chapman, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at such meeting, and at any adjournment or adjournments thereof, and to vote all the shares of Common Stock that the undersigned would be entitled to vote if then and there personally present on the matters set forth below:

1.    ELECTION OF DIRECTORS

        ☐    FOR all nominees listed                            ☐    WITHHOLD AUTHORITY

                below (except as marked below).                       to vote for all nominees listed below.

To withhold authority to vote for any nominee, strike a line through the name of such nominee.

Ted E. Batchman; Robert Boschert; Charles S. Byrne; John F. Cole; Allen B. Gates; Edward Y. Tang

2.    PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG.

        ☐    FOR        ☐    AGAINST        ☐     ABSTAIN

(Continued and to be signed on other side)

(Continued from other side)

Either of such proxies and attorneys-in-fact, or their substitutes, as shall be present and shall act at said meeting or any adjournment or adjournments thereof shall have and may exercise all the powers of said proxies and attorneys-in-fact hereunder.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s).

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR PROPOSAL 2 AND IN THE DISCRETION OF THE PROXIES AND ATTORNEYS-IN-FACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

Dated:

(Signature of Shareholder)

(Signature of Shareholder)

(This proxy should be marked, dated, signed by the shareholder(s) exactly as the name(s) appear on the stock certificate(s) and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate.)

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